UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2019

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices and Zip Code)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 30, 2019, CIRCOR International, Inc. and its wholly-owned subsidiaries, Spence Engineering Company, Inc. (“Spence”) and Leslie Controls, Inc. (“Leslie” and, together with Spence, the “Sellers”), entered into an asset purchase agreement (the “Purchase Agreement”) with Emerson Process Management Regulator Technologies, Inc. (the “Purchaser”). The Purchase Agreement is more fully described in Item 2.01 below.
In connection with the Purchase Agreement, on August 30, 2019, CIRCOR entered into a guaranty agreement for the benefit of the Purchaser (the “Guaranty”), pursuant to which CIRCOR guaranteed satisfaction of all of the obligations, covenants and agreements of the Sellers under the Purchase Agreement.
The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Guaranty, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.01                  Completion of Acquisition or Disposition of Assets.
Pursuant to the Purchase Agreement, on August 30, 2019, the Sellers completed the disposition of substantially all of the assets of their steam equipment regulation product lines (the “Business”), except for specified excluded assets (including Spence’s Walden, NY facility), to the Purchaser for $84.5 million, subject to adjustment for working capital and other specified items (the “Disposition”). The Purchaser also assumed specified liabilities at the closing of the Disposition, with the Sellers generally remaining obligated for pre-closing liabilities (including environmental matters), other than the assumed liabilities (the “Excluded Liabilities”).
The Purchase Agreement contains customary representations and warranties made by the Sellers and the Purchaser. The Purchase Agreement also contains certain post-closing covenants, including the covenants by CIRCOR and Sellers, along with their affiliates, to not engage in a business that is competitive with the Business for a period of five years after the closing of the Disposition, subject to certain exceptions, and to not solicit employees of the Business for a period of three years after the closing of the Disposition, subject to certain exceptions. The Purchase Agreement provides that Spence will indemnify the Purchaser, and the Purchaser will indemnify CIRCOR, for breaches of representations, warranties and covenants, and for certain other matters, including the indemnification by Spence for Excluded Liabilities and, under certain circumstances, a portion of withdrawal liability under any multiemployer plan of the Business.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about CIRCOR, the Sellers or the Purchaser or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CIRCOR, the Sellers or the Purchaser or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters and (iii) they may be modified in important part by the underlying disclosure schedule.

Item 7.01                  Regulation FD Disclosure.
The Company is updating its previously provided third-quarter 2019 guidance to reflect the Disposition described in Item 2.01 above. The Company now expects to deliver revenue of $248 to $258 million, GAAP Loss Per Share of ($0.83) to ($0.53) and Adjusted Earnings Per Share ("EPS") of $0.43 to $0.51. The updated revenue and the updated GAAP Loss Per Share guidance reflects the results of operations of the disposed Business through August 30, 2019. The updated GAAP Loss Per Share guidance also reflects the expected gain on the sale of the disposed Business. The Adjusted EPS guidance reflects the removal of the results of the operations of the disposed Business from the third quarter of 2019. A table summarizing the updated guidance is below (in millions, except per share):

	Low	High
Revenue - Previous	$250	$260
Disposed Business	(2)	(2)
Revenue - Updated	$248	$258

GAAP Loss Per Share - Previous	$(2.15)	$(1.85)
Disposed Business - Operations	(0.04)	(0.04)
Gain / Loss on sale of businesses	1.36	1.36
GAAP Loss Per Share - Updated	$(0.83)	$(0.53)

Adjusted EPS - Previous	$0.52	$0.60
Disposed Business - Operations	(0.09)	(0.09)
Adjusted EPS - Updated	$0.43	$0.51
GAAP Loss Per Share guidance includes certain items not reflected in Adjusted EPS guidance, including acquisition-related amortization expense ($0.49) and other special and restructuring charges of ($0.77) to ($0.55). Other special and restructuring charges includes an expected net loss on the disposal of the Business and the previously announced disposal of Engineered Valves of ($0.49) to ($0.29).
Item 9.01                  Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial information of CIRCOR giving effect to the transaction described in Item 2.01 above is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1
Asset Purchase Agreement, dated as of August 30, 2019, by and among Spence Engineering Company, Inc., Leslie Controls, Inc., Emerson Process Management Regulator Technologies, Inc. and CIRCOR International, Inc. (for certain enumerated provisions)

10.1	Guaranty dated August 30, 2019 by CIRCOR International, Inc. to Emerson Process Management Regulator Technologies, Inc.
99.1	CIRCOR International, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 05, 2019                 CIRCOR INTERNATIONAL, INC.

/s/ Chadi Chahine
By:     Chadi Chahine

Title:	Senior Vice President and Chief Financial Officer